SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):

                        December 9, 1998


                    MICRON ELECTRONICS, INC.
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     (Exact name of registrant as Specified in Its Charter)

                            Minnesota
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         (State or other jurisdiction of incorporation)

          0-17932                            41-1404301
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(Commission File No)         (IRS Employer Identification Number)

                       900 E. Karcher Road
                      Nampa, Idaho   83687
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            (Address of principal executive offices)

                         (208) 898-3434
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      (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     See the following press release, dated December 9, 1998, announcing retirement of Chief Financial Officer:

       Micron Electronics Chief Financial Officer Retires
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     Nampa, Idaho - December 9, 1998 Micron Electronics, Inc.
     (NASDAQ: MUEI), the third largest direct provider of leading-edge computer systems, announced today that T. Erik Oaas, executive vice president of finance and chief financial officer, will retire from the company effective immediately. Mr. Oaas is also resigning his position on the Board of Directors, where he has served since April of 1995.

     Brad Grover, Micron's Corporate Controller and Director of Finance, will have temporary responsibility for the finance department while the company completes an executive search for the position. Grover will report directly to Joel Kocher, Micron's Chairman and Chief Executive Officer.

     "On behalf of the employees of Micron Electronics, as well as the Board of Directors, I would like to express our appreciation to Erik for his willingness to see Micron through our turnaround period," said Kocher. "I would also like to recognize Erik's fourteen years of outstanding service to the Micron family of companies. We wish him the very best in retirement."

     T. Erik Oaas was appointed as Micron Electronics Vice President and Chief Financial Officer in 1995. He was appointed Executive Vice President Finance and Chief Financial Officer in January 1997. Oaas also served as the Administration Manager of Micron Technology's Memory Applications Group from July 1988 to April 1992, and as the Administration Manager of Micron Custom Manufacturing Services from April 1992 until July 1992, when he was named Vice President, Finance and Treasurer, and a director of Micron Custom Manufacturing Services.

     About Micron Electronics

     At Micron Electronics, employees build more than powerful computing systems. They build powerful users. Ranked No. 3 among direct manufacturers of computing solutions and recognized for providing leading-edge products and industry leading support, Micron Electronics customizes each desktop PC, notebook, server and service to meet the evolving technology demands of consumers and small business, commercial and public sector buyers. SpecTek, a division of Micron Electronics, Inc., processes and markets various grades of DRAM products under the SpecTekr brand name. Micron Electronics, Inc., common stock trades on the NASDAQ Stock Market under the symbol MUEI. The Company is majority owned by Micron Technology, Inc. Learn more about Micron Electronics at www.micronpc.com or 1-800-209-9686.

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

                           SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MICRON ELECTRONICS, INC.

Date: December 14, 1998   By  /s/ Steven P. Arnold
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                              Steven P. Arnold
                              Vice President and General Counsel


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